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                                                                 EXHIBIT 10.2

                         SPINNAKER EXPLORATION COMPANY

                           2001 STOCK INCENTIVE PLAN

                                  I. PURPOSE

   The purpose of the SPINNAKER EXPLORATION COMPANY 2001 STOCK INCENTIVE PLAN is to provide a means through which SPINNAKER EXPLORATION COMPANY, a Delaware corporation, and its affiliates may attract able persons to serve as directors, consultants, or advisors or to enter the employ of the Company and its affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the welfare of the Company and its affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its affiliates. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, consultant, advisor, or director as provided herein.

                                II. DEFINITIONS

   The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

   (a) "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

   (b) "Award" means, individually or collectively, any Option or Restricted Stock Award.

   (c) "Board" means the Board of Directors of the Company.

   (d) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

   (e) "Committee" means the Board or a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

   (f) "Common Stock" means the common stock, par value $.01 per share, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph IX.

   (g) "Company" means Spinnaker Exploration Company, a Delaware corporation.

   (h) "Consultant" means any person who is not an employee and who is providing advisory or consulting services to the Company or any Affiliate.

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   (i) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

   (j) An "employee" means any person (including a Director) in an employment relationship with the Company or any Affiliate.

   (k) "Fair Market Value" means, as of any specified date, the mean of the high and low sales prices of the Common Stock reported by (i) the New York Stock Exchange on that date or (ii) the National Market System of NASDAQ on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

   (l) "Holder" means an employee, Consultant, or Director who has been granted an Award.

   (m) "Incentive Stock Option" means an incentive stock option within the meaning of section 422 of the Code.

   (n) "1934 Act" means the Securities Exchange Act of 1934, as amended.

   (o) "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

   (p) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

   (q) "Plan" means the Spinnaker Exploration Company 2001 Stock Incentive Plan, as amended from time to time.

   (r) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

   (s) "Restricted Stock Award" means an Award granted under Paragraph VIII of the Plan.

   (t) "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

   (u) "Stock Appreciation Right" shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.

                 III. EFFECTIVE DATE AND DURATION OF THE PLAN

   The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in the Plan, in any Option Agreement or in any Restricted Stock Agreement, no Option shall be exercisable and no Restricted Stock Award shall vest prior to such stockholder approval. No further Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, and all Restricted Stock Awards granted under the Plan have vested or been forfeited.

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                              IV. ADMINISTRATION

   (a) Composition of Committee. The Plan shall be administered by the Board and/or a committee of, and appointed by, the Board, comprised solely of two or more outside Directors (within the meaning of the term "outside directors" as used in section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of "Non-Employee Director" as defined in Rule 16b-3).

   (b) Powers. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees, Consultants, or Directors shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option or nonqualified Option shall be granted, and the number of shares to be subject to each Option or Restricted Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant.

   (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

                 V. SHARES SUBJECT TO THE PLAN; AWARD LIMITS;
                                GRANT OF AWARDS

   (a) Shares Subject to the Plan and Award Limits. Subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,500,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any calendar year may not exceed 300,000 shares of Common Stock (subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Common Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

   (b) Grant of Options. The Committee may from time to time grant Options to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

   (c) Grant of Restricted Stock Awards. The Committee may from time to time grant Restricted Stock Awards to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

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   (d) Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

                                VI. ELIGIBILITY

   Awards may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, or any combination thereof.

                              VII. STOCK OPTIONS

   (a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

   (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

   (c) Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is an employee of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

   (d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Fair

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Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe. In the case of any such Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Holder, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan; provided, however, that the Committee may not, without approval of the stockholders of the Company, amend any outstanding Option Agreement to lower the option price (or cancel and replace any outstanding Option Agreements with Option Agreements having a lower option price).

   (e) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph IX and to the provisions of Paragraph VII(g), such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

   (f) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

   (g) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation or other business combination of the employing corporation with the Company or any subsidiary. Notwithstanding the provisions of Paragraph VII(e), the price at which a share of Common Stock may be purchased upon exercise of an Option granted pursuant to this Paragraph VII(g) may be less than the Fair Market Value of a share of Common Stock on the date such Option is granted.

                         VIII. RESTRICTED STOCK AWARDS

   (a) Forfeiture Restrictions To Be Established by the Committee. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance targets established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee,
(9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, or (11) the return on stockholders' equity achieved by the Company, (ii) the Holder's continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its discretion, or (iv) a combination of any of the foregoing. The performance measures described in clause (i) of the preceding sentence may be subject to adjustment for specified significant

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extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof by or in which the Holder is employed during the performance period. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

   (b) Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive declared dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

   (c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

   (d) Committee's Discretion to Accelerate Vesting of Restricted Stock Awards. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Holder pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Holders and may vary among the Restricted Stock Awards held by any individual Holder. Notwithstanding the preceding provisions of this Subparagraph, the Committee may not take any action described in this Subparagraph with respect to a Restricted Stock Award that has been granted to a "covered employee" (within the meaning of Treasury Regulation section 1.162-27(c)(2)) if such Award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code.

   (e) Restricted Stock Agreements. At the time any Award is made under this Paragraph VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                    IX. RECAPITALIZATION OR REORGANIZATION

   (a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

   (b) Subdivision or Consolidation of Shares; Stock Dividends. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration

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of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

   (c) Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. If (i) the Company merges with or into any entity or is a party to a consolidation, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) thirty days after a Corporate Change of the type described in clause
(iv), the Committee, acting in its sole discretion without the consent or approval of any Holder, shall effect one or more of the following alternatives, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel each such Option and pay or cause to be paid to each Holder the securities or other property (including, without limitation, cash) referred to in clause (4) below with respect to the shares subject to such Option in exchange for payment by such Holder of the exercise price(s) under such Option for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. Notwithstanding the foregoing, if (A) the Company is involved in a merger or consolidation and, immediately after giving effect to such merger or consolidation, less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting entity and of the parent company of the surviving or resulting entity, if any, is then "beneficially owned" (within the meaning of Rule 13d-3 under the 1934 Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation or (B) any person or entity, including a "group" as contemplated by section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power) other than as a result of a merger or consolidation in which 50% or more of the total voting power of the outstanding voting stock of

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the parent company of the surviving or resulting entity is beneficially owned in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation, then, except as provided in any Award agreement, (I) outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable, and (II) any such Award that is an Option shall continue to be exercisable for the remainder of the applicable Option term unless the Committee has determined, in its sole discretion, to take the action described in clause (1) or (2) above with respect to such Option. The provisions contained in this Subparagraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Corporate Change.

   (d) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards granted to any one individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

   (e) Stockholder Action. Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.

   (f) No Adjustments unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   X. AMENDMENT AND TERMINATION OF THE PLAN

   The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made which would impair the rights of the Holder of an Award theretofore granted without the consent of the Holder, and provided, further, that the Board may not, without approval of the stockholders of the Company, (a) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan or (b) amend or delete the final sentence of Paragraph VII(d).

                               XI. MISCELLANEOUS

   (a) No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee, Consultant, or Director any right to be granted an Option, a right to a Restricted Stock Award, or any other rights hereunder except as may be evidenced by an Option Agreement or a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

                                      8
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   (b) No Employment/Membership Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

   (c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

   (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, Consultant, Director, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

   (e) Restrictions on Transfer. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.

   (f) Governing Law. The Plan shall be construed in accordance with the laws of the State of Delaware.

                                      9
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                              FIRST AMENDMENT TO
                         SPINNAKER EXPLORATION COMPANY
                           2001 STOCK INCENTIVE PLAN

     WHEREAS, SPINNAKER EXPLORATION COMPANY (the "Company") has heretofore adopted the SPINNAKER EXPLORATION COMPANY 2001 STOCK INCENTIVE PLAN (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows, effective as of February 16, 2001:

     1.  The following sentence shall be added to Paragraph VIII(a) of the Plan:

     "Notwithstanding the foregoing provisions of this Paragraph VIII(a), the Forfeiture Restrictions with respect to a Restricted Stock Award shall not lapse prior to the third anniversary of the date of grant of such Award unless such Award is subject to Forfeiture Restrictions based in whole or in part on the attainment of one or more performance measures (including, but not limited to, a performance measure described in clause (i) above), in which case such Forfeiture Restrictions shall not lapse prior to the first anniversary of the date of grant of such Award."

     2. The first sentence of Paragraph VIII(d) of the Plan shall be deleted and replaced with the following:

     "The Committee may, as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Holder pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date; provided, however, that any such action by the Committee may only be taken in the event that the Committee determines in its discretion that there are exceptional circumstances necessitating such action."

     3.  As amended hereby, the Plan is specifically ratified and reaffirmed.